MOR-1

UNITED STATES BANKRUPTCY COURT

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580
PROPOSED PLAN DATE:

PETITION DATE: 7/12/2012
DISTRICT OF TEXAS: Western District
DIVISION:

MONTHLY OPERATING REPORT SUMMARY FOR MONTH

MONTH	07/13/2012 - 07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
REVENUES (MOR-6)	1,316,272.06	3,134,148.00	3,968,190.16			
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	87,284.86	(380,729.74)	(181,026.71)			
NET INCOME (LOSS) (MOR-6)	75,905.59	(391,926.48)	(192,018.70)			
PAYMENTS TO INSIDERS (MOR-9)	53,600.03	97,225.58	84,425.83			
PAYMENTS TO PROFESSIONALS (MOR-9)	45,000.00	40,795.00	246,429.39			
TOTAL DISBURSEMENTS (MOR-7)	$ 1,301,597.76	$ 5,137,790.77	$ 4,513,176.38			

The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES (X) NO ( )	September 30, 2013
LIABILITY	YES (X) NO ( )	September 30, 2013
VEHICLE	YES (X) NO ( )	September 30, 2013
WORKER'S	YES (X) NO ( )	September 30, 2013
OTHER	YES (X) NO ( )	September 30, 2013

	CIRCLE ONE
Are all accounts receivable being collected within terms?	Yes (No)
Are all post-petition liabilities, including taxes, being paid within terms?	Yes (No)
Have any pre-petition liabilities been paid?	Yes (No)
If so, describe	
Are all funds received being deposited into DIP bank accounts?	(Yes) No
Were any assets disposed of outside the normal course of business?	Yes (No)
If so, describe	
Are all U.S. Trustee Quarterly Fee Payments current?	(Yes) No
What is the status of your Plan of Reorganization?	In process; formulating the plan of reorganization.

ATTORNEY NAME: Sabrina Streusand
FIRM NAME: Streusand, Landon & Ozburn LLP
ADDRESS: 811 Barton Springs Road
Suite 811
CITY, STATE, ZIP: Austin, TX 78704
TELEPHONE/FAX: 512-236-9900

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X /S/ Donald E. Gottschalk   TITLE: Acting Chief Financial Officer
(ORIGINAL SIGNATURE)

Donald E. Gottschalk   October 20, 2012
(PRINT NAME OF SIGNATORY)   DATE

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE* 7/12/2012	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012
CURRENT ASSETS							
Cash	722,092.00	1,623,815.79	830,972.01	617,097.14			
Accounts Receivable, Net	10,111,771.00	9,121,999.44	9,437,761.48	9,759,880.73			
Inventory: Lower of Cost or Market	6,887,264.00	8,325,057.66	8,047,808.68	6,836,157.63			
Prepaid Expenses	105,063.00	343,780.00	223,129.10	189,004.37			
Investments							
Cure Payments**				40,000.00			
Other ***	28,079.00	28,078.58	28,078.58	306,499.65			
TOTAL CURRENT ASSETS	17,854,269.00	19,442,731.47	18,567,749.85	17,748,639.52			
PROPERTY, PLANT & EQUIP. @ COST	2,228,373.00	2,228,373.45	2,228,373.45	2,228,373.45			
Less Accumulated Depreciation	(1,997,313.00)	(2,009,339.96)	(2,019,310.26)	(2,027,902.74)			
NET BOOK VALUE OF PP & E	231,060.00	219,033.49	209,063.19	200,470.71			
OTHER ASSETS							
1. Tax Deposits	143,157.00	143,157.00	143,157.00	143,157.00			
2. Investments in Subsidiaries	6,532,959.00	7,012,289.94	6,587,703.61	7,464,349.89			
3. Electric/Utility Deposit		37,176.70	42,536.81	44,372.16			
4. Security deposits & Other Personal Property Not Already Listed	96,880.00	95,564.71	95,564.71	148,636.42			
TOTAL ASSETS	$24,858,325.00	$26,949,953.31	$25,645,775.17	$25,749,625.70			

* Per Schedules and Statement of Affairs
**Court-granted weekly cure payments totaling $20,000 to Kuehne + Nagel Logistics, NV and $20,000.00 Kuehne + Nagel, Inc.
** Includes $52,717.78 VAT Tax Receivable and $253,781.87 GemCap Lending I, LLC funds due to Debtor

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S EQUITY	FILING DATE* 7/12/2012	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012
LIABILITIES							
POST-PETITION LIABILITIES(MOR-4)		3,256,488.40	3,093,183.93	639,974.02			
PRE-PETITION LIABILITIES							
Notes Payable - Secured	69,101,830.00	69,101,830.00	69,101,830.00	69,101,829.80			
Priority Debt	10,833.00	10,833.00	10,833.00				
Federal Income Tax							
FICA/Withholding							
Unsecured Debt	9,204,733.61	9,204,733.61	9,204,733.61	9,225,833.26			
Other**				2,923,030.75			
TOTAL PRE-PETITION LIABILITIES	78,317,396.61	78,317,396.61	78,317,396.61	81,250,693.81			
TOTAL LIABILITIES	78,317,396.61	81,573,885.01	81,410,580.54	81,890,667.83			
OWNER'S EQUITY (DEFICIT)							
PREFERRED STOCK	8,609,999.72	8,609,999.72	8,609,999.72	8,609,999.72			
COMMON STOCK	171,779.77	171,792.59	171,792.59	171,792.59			
ADDITIONAL PAID-IN CAPITAL	549,886,180.17	549,922,620.70	549,991,928.45	550,028,573.30			
RETAINED EARNINGS: Filing Date	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)	(612,127,031.27)			
RETAINED EARNINGS: Post Filing Date		75,905.59	(316,020.89)	(508,039.59)			
RETAINED EARNINGS: Adjustment for intercompany receivables, payables & investment in foreign subsidiary elimination		(1,277,219.03)	(2,095,473.98)	(2,316,336.88)			
TOTAL OWNER'S EQUITY (NET WORTH)	(53,459,071.61)	(54,623,931.70)	(55,764,805.38)	(56,141,042.13)			
TOTAL LIABILITIES & OWNERS EQUITY	$24,858,325.00	$26,949,953.31	$25,645,775.16	$25,749,625.70			

* Per Schedules and Statement of Affairs
****Pre-petition general ledger accrued expenses**

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012- 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012
TRADE ACCOUNTS PAYABLE	107,476.70	70,198.59	107,579.38			
TAX PAYABLE						
Federal Payroll Taxes	28,458.65	39,681.67	45,224.65			
State Payroll Taxes	1,682.04	2,275.13	2,568.07			
Ad Valorem Taxes	146.74	146.74				
Other Taxes	1,543.19	701.16	684.04			
TOTAL TAXES PAYABLE	31,830.62	42,804.70	48,476.76			
SECURED DEBT POST-PETITION	N/A	N/A				
ACCRUED INTEREST PAYABLE	N/A	N/A	1,701.90			
ACCRUED PROFESSIONAL FEES*	172,759.99	122,497.50	10,354.50			
OTHER ACCRUED LIABILITIES						
1. See attached Exhibit A	2,944,421.09	2,857,683.14	471,861.48			
2.						
3.						
TOTAL POST-PETITION LIABILITIES (MOR-3)	$3,256,488.40	$3,093,183.93	$639,974.02			

*** Amount restricted to court-approved professionals**

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

AGING OF POST-PETITION LIABILITIES
MONTH September 30, 2012

DAYS	TOTAL	TRADE ACCOUNTS	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	590,950.29	58,555.65	45,224.65	2,568.07	684.04	483,917.88
31-60	45,886.31	45,886.31				
61-90	3,137.42	3,137.42				
91+						
TOTAL	$639,974.02	$107,579.38	$45,224.65	$2,568.07	$684.04	$483,917.88

AGING OF ACCOUNTS RECEIVABLE

MONTH	07/13/2012 - 07/31/2012	08/01/2012 - 8/31/2012	09/01/2012 - 09/30/2012	10/1/2012 - 10/31/2012	11/01/2012 - 11/30/2012	12/01/2012 - 12/31/2012
0-30 DAYS	1,178,943.84	3,033,959.88	3,963,069.92			
31-60 DAYS	4,033,882.35	975,630.13	1,819,159.45			
61-90 DAYS	11,189.95	1,745,351.79				
91+ DAYS	3,897,983.30	3,682,819.68	3,977,651.36			
TOTAL	$9,121,999.44	$9,437,761.48	$9,759,880.73			

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

STATEMENT OF INCOME (LOSS)

	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012	FILING TO DATE
REVENUES (MOR-1)	1,316,272.06	3,134,148.00	3,968,190.16				8,418,610.22
TOTAL COST OF REVENUES	796,930.61	2,465,606.87	3,083,624.26				6,346,161.74
GROSS PROFIT	519,341.45	668,541.13	884,565.90				2,072,448.48
OPERATING EXPENSES:							
Selling & Marketing	70,901.36	164,235.20	98,979.44				334,116.00
General & Administrative	236,481.17	637,456.99	503,881.76				1,377,819.92
Insiders Compensation	53,600.03	97,225.58	84,425.83				235,251.44
Professional Fees	45,000.00	40,795.00	246,429.39				332,224.39
Research & Development	26,074.03	109,558.10	131,876.19				267,508.32
Other							
TOTAL OPERATING EXPENSES	432,056.59	1,049,270.87	1,065,592.61				2,546,920.07
INCOME BEFORE INT, DEPR/TAX (MOR-1)	87,284.86	(380,729.74)	(181,026.71)				(474,471.59)
INTEREST EXPENSE REVERSAL			(4,286.00)				(4,286.00)
DEPRECIATION	6,359.24	9,970.30	8,592.48				24,922.02
OTHER (INCOME) EXPENSE*	(204.04)	(31.10)	(10.67)				(245.81)
OTHER ITEMS**	5,224.06	1,257.54	6,696.18				13,177.78
TOTAL INT, DEPR & OTHER ITEMS	11,379.27	11,196.74	10,991.99				33,568.00
NET INCOME BEFORE TAXES	75,905.59	(391,926.48)	(192,018.70)				(508,039.59)
FEDERAL INCOME TAXES							
NET INCOME (LOSS) (MOR-1)	$75,905.59	($391,926.48)	($192,018.70)				($508,039.59)

Accrual Accounting Required, Otherwise Footnote with Explanation.

* *Includes interest income*

** *Includes Delaware franchise tax, realized and unrealized gains and losses on foreign currency transaction*

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

CASH RECEIPTS AND DISBURSEMENTS	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$722,091.73	$1,623,815.79	$830,972.01				$722,091.73
RECEIPTS:							
2. CASH SALES	39,815.65	118,975.84	23,175.26				181,966.75
3. COLLECTION OF ACCOUNTS RECEIVABLE	2,163,506.17	2,718,765.49	3,647,415.37				8,529,687.03
4. LOANS & ADVANCES (attach list)			600,000.00				600,000.00
5. SALE OF ASSETS							
6. OTHER (attach list) - See Attached Exhibit B		1,507,205.66	28,710.88				1,535,916.54
TOTAL RECEIPTS**	2,203,321.82	4,344,946.99	4,299,301.51				10,847,570.32
(Withdrawal) Contribution by Individual Debtor MFR-2*							
DISBURSEMENTS:							
7. NET PAYROLL	128,863.59	278,656.12	261,685.45				669,205.16
8. PAYROLL TAXES PAID	44,629.25	89,926.43	92,187.34				226,743.02
9. SALES, USE & OTHER TAXES PAID		7,017.49	17.07				7,034.56
10. SECURED/RENTAL/LEASES	35,427.06	35,427.06	35,427.06				106,281.18
11. UTILITIES & TELEPHONE	28,612.95	22,670.79	22,097.51				73,381.25
12. INSURANCE	55,288.02	56,918.68	55,592.95				167,799.65
13. INVENTORY PURCHASES	322,744.40	1,188,050.64	1,080,000.00				2,590,795.04
14. VEHICLE EXPENSES							
15. TRAVEL & ENTERTAINMENT		24,686.76	2,415.85				27,102.61
16. REPAIRS, MAINTENANCE & SUPPLIES	5,342.36	19,401.72	7,218.17				31,962.25
17. ADMINISTRATIVE & SELLING	74,240.35	142,771.07	117,683.95				334,695.37
18. OTHER (attach list) - See Attached Exhibit C	557,316.78	3,122,657.01	2,467,025.59				6,146,999.38
TOTAL DISBURSEMENTS FROM OPERATIONS	1,252,464.76	4,988,183.77	4,141,350.94				10,381,999.47
19. PROFESSIONAL FEES	49,133.00	89,607.00	246,429.39				385,169.39
20. U.S. TRUSTEE FEES							
21. OTHER REORGANIZATION EXPENSES (attach list) *Exhibit D		60,000.00	125,396.05				185,396.05
TOTAL DISBURSEMENTS**	1,301,597.76	5,137,790.77	4,513,176.38				10,952,564.91
22. NET CASH FLOW	901,724.06	(792,843.78)	(213,874.87)				(104,994.59)
23. CASH - END OF MONTH (MOR-2)	$1,623,815.79	$830,972.01	$617,097.14				$617,097.14

* Applies to Individual debtors only

**Numbers for the current month should balance (match)
RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

CASH ACCOUNT RECONCILIATION
MONTH OF September, 2012

BANK NAME					
ACCOUNT NUMBER	#0351049270	#3300298835	#	#486-02092-14 RR ZGQ	
ACCOUNT TYPE	***OPERATING***	***PAYROLL*****	***TAX***	***OTHER FUNDS******	***TOTAL***
BANK BALANCE	721,572.04	4,949.88		30,724.32	757,246.24
DEPOSITS IN TRANSIT					
OUTSTANDING CHECKS	140,110.70				140,110.70
ADJUSTED BANK BALANCE	$581,461.34	$4,949.88		$30,724.32	$617,135.54
BEGINNING CASH - PER BOOKS	824,189.82	4,949.88		1,832.31	830,972.01
RECEIPTS*	4,270,409.50			28,892.01	4,299,301.51
TRANSFERS BETWEEN ACCOUNTS					
WITHDRAWAL OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2					
CHECKS/OTHER DISBURSEMENTS*	4,513,137.98	38.40			4,513,176.38
ENDING CASH - PER BOOKS	$581,461.34	$4,911.48		$30,724.32	$617,097.14

MOR-8

*Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

Revised 07/01/98

** Employee Funded Health Savings Account
***Petty Cash, Credit Card Holding Accounts, Investment Account Silicon Valley Bank Securities, Fortis Bank VAT Refund Account

CASE NAME: In re Valence Technology, Inc.
CASE NUMBER: 12-11580

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012
1. Adleman, Randall - Wages	10,666.68	16,666.68	16,666.68			
2. Gottschalk, Donald - Wages	8,266.67	12,916.67	12,916.67			
3. Kanode, Robert - Wages	13,333.33	20,833.33	20,833.33			
4. Lim, Khoon Cheng - Wages	10,666.68	16,666.68	16,666.68			
5. Williams, Roger A. - Wages	10,666.68	16,666.68	16,666.68			
6. Adleman, Randall - Contracted Bonus		8,122.10				
7. Adleman, Randall - Expense Reimbursement		2,199.25	387.41			
8. Gottschalk, Donald - Expense Reimbursement		1,670.83	207.22			
9. Kanode, Robert - Expense Reimbursement		68.00	81.16			
10. Williams, Roger A. - Expense Reimbursement		1,415.36				
TOTAL INSIDERS (MOR-1)	$53,600.03	$97,225.58	$84,425.83			

PROFESSIONALS	MONTH 07/13/2012 - 07/31/2012	MONTH 08/01/2012 - 8/31/2012	MONTH 09/01/2012 - 09/30/2012	MONTH 10/1/2012 - 10/31/2012	MONTH 11/01/2012 - 11/30/2012	MONTH 12/01/2012 - 12/31/2012
1. Bridgepoint Consulting LLC		40,000.00	37,873.58			
2. PMB Helin Donovan, LLP	45,000.00					
3. Lung Tin Int'l Patent & Trademark			5,098.30			
4. McFadden, Fincham		795.00				
5. Streusand, Landon & Ozburn LLP			184,590.86			
6. Virtual CFO			16,432.93			
7. VMW Accountants			2,433.72			
TOTAL PROFESSIONALS (MOR-1)	$45,000.00	$40,795.00	$246,429.39			

MOR-4

EXHIBIT A - Other Accrued Expenses as of September 30, 2012

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	POST PETITION LIABILITY
AT&T PO Box 6463 Carol Stream, IL 60197 Account # 4776758	Telecommunication	7,070.39
Brinkman Portillo Ronk, PC 4333 Park Terrace Drive, Suite 205 Westlake Village, CA 91361	Legal - Unsecured Creditors' counsel	50,000.00
Federal Express Corp. PO Box 94515 Palatine, IL 60094 Account # 2384-9232-7 &	Shipping	22,400.31
GemCap Lending I, LLC 24955 Pacific Coast Highway 3 A202 Malibu, CA 90265	DIP Financing - Accrued Fees	2,823.63
John R. Ames, CTA Dallas County Tax Office PO Box 139066 Dallas, TX 75313	Property tax	1,323.21
Mary McGuffey City of Coppell PO Box 9478 Coppell, TX 75019	Property tax	351.97
Metal Conversion Tech. LLC 1 E. Porter Street Cartersville, GA 30120	Disposal of Hazardous Material	12,300.00
Michele W. Shafe\012500 S. Grand Central Parkway 2nd Floor Las Vegas, NV 89155	Property tax	2,399.90

MOR-4

EXHIBIT A - Other Accrued Expenses as of September 30, 2012

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	POST PETITION LIABILITY
Office of the US Trustee 903 San Jacinto Blvd #230 Austin , TX 78701	Bankruptcy administration	13,000.00
Round Rock Tax Office Tax Assessor Collector 1311 Round Rock Avenue Round Rock, TX 78681	Property tax	5,766.59
Silicon Valley Bank PO Box 7078 Crosslanes, WV 25356 Account # 5478 5400 1011	Corporate Credit card	25,919.13
Streusand, Landon & Ozburn LLP 811 Barton Springs Rd., Suite 811	Legal - Debtor's counsel	220,400.00
Tamco Capital Corporation PO Box 956591 Saint Louis, MO 63195 Account # 1114914	Office phone system rental	2,292.86
Unisiti 21/F, POS Plaza 1600 Century Avenue Pu Dong Shanghai	Telecommunication- China	13,902.09
Wells, St. John PS 601 W. 1st Avenue, Suite 1300 Spokane, WA 99201 Account # 2201016-0027A	Legal - Prosecution	300.00
Williamson County Tax Office 904 South Main Street Georgetown, TX 78626	Property tax	5,009.20
	Total	$385,259.27

MOR-4		
EXHIBIT A - Accrued Purchases as of September 30, 2012		
CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	**DESCRIPTION OF LIABILITY**	**Post-petition**
Airgas USA, LLC PO Box 7423 Pasadena, CA 91109	Equipment rental	88.45
ChemPoint.com 13727 Collection Center Dr Chicago, IL 60693	Chemicals	800.50
EasySync LTD. 7130 SW Fir Loop Tigard, OR 97223	Components and parts	2,560.50
Evraz Stratcor, Inc. Capital One Bank PO Box 3027 Hicksville, NY 11802	Chemicals	810.00
McMaster-Carr PO Box 7690 Chicago, IL 60680	Lab Supplies	676.91
National Circuit Assembly 2908 National Drive Suite 100 Garland, TX 75041	Engineering and design	8,005.15

MOR-4

EXHIBIT A - Accrued Purchases as of September 30, 2012

CREDITOR'S NAME, MAILING ADDRESS INCLUDING ZIP CODE AND AN ACCOUNT NUMBER	DESCRIPTION OF LIABILITY	Post-petition
Seapine Software, Inc. 5412 Courseview Drive Suite 200 Mason, OH 45040	Software	3,576.00
Silicon Valley Bank PO Box 7078 Crosslanes, WV 25356 Account # 5478 5400 1011	Corporate credit card	93.00
TIMCAL 29299 Clemens Road 1-L Westlake, OH 44145	Chemicals	37.58
Tri-Star 3740 E. La Salle Phoenix, AZ 85040	Software	26,505.52
VWR International, Inc. PO Box 640169 Pittsburgh, PA 15264	Lab Supplies	49.21
	Total	$43,202.82

MOR-4

Exhibit A - General Ledger Accruals for Estimated Expenses as of September 30, 2012

Ledger account	Account name	Pre-petition	Post-petition
12012	Current portion of Deferred Rent	40,056.00	1,413.00
12101	Garnishments payable	0.00	0.00
12102	Payroll clearing	(58,794.88)	187,249.90
12103	Accrued vacation	261,094.31	(15,052.79)
12105	Medical insurance payable	(535.96)	641.76
12107	401k payable	2,641.10	3,226.08
12108	Bonus payable	141,960.03	11,012.99
12109	SAR Liability	0.00	0.00
12210	Warranty reserve	1,124,919.97	(79,644.32)
12211	Extended warranty reserve	6,577.40	(3,288.60)
12221	Dividends payable - preferred stock	1,162,939.77	5,661.37
12303	Customer deposits	17,945.01	10,090.00
12310	Reserve for customer rebates	203,275.00	(67,425.00)
12706	Deferred Rent	20,953.00	(10,485.00)
	Total	**$2,923,030.75**	**$43,399.39**
	Grand Total from MOR-4	**$2,923,030.75**	**$471,861.48**

MOR-7

EXHIBIT B - Other Cash Receipts September 2012			
Date	**Subsidiary/Company**	**Description**	**Amount**
Transfer Between Accounts:			
9/1/2012	Fortis Bank, Belgium	Transfer of VAT Receivable into Fortis Bank Account, Belgium	28,700.21
Interest Earned:			
9/7/2012	Silicon Valley Bank	Interest earned on CD deposit account held at Silicon Valley Bank	10.62
9/4/2012	Silicon Valley Bank	Interest paid on Silicon Valley Bank Investment account	0.05
			$28,710.88

MOR-7

EXHIBIT C - Other Cash Disbursements September 2012

Payments to Subsidiaries or Payments on Behalf of Subsidiaries

Date	Subsidiary/Company	Description	Amount
9/11/2012	VALENCE (SIP) - VET	Wire Transfer sent to Foreign Subsidiary (VET) for purchase of finished goods	1,000,000.00
9/24/2012	VALENCE (SIP) - VET	Wire Transfer sent to Foreign Subsidiary (VET) for purchase of finished goods	500,000.00
9/18/2012	Pay Check Limited	Transfer to Pay Check LTD, foreign payroll processing company for payment of foreign subsidiary (Valence Technology Cayman Islands, Inc) employee wages & taxes	47,363.43
			$1,547,363.43

Customer Payments Remitted to GemCap for Payment on Loan

Date	Subsidiary/Company	Description	Amount
9/30/2012	GemCap Lending I, LLC	Accounts Receivable payments received and transferred to GemCap	457,087.88
9/30/2012	GemCap Lending I, LLC	Accounts Receivable payments sent directly to GemCap	422,574.28
			$879,662.16

Cure Payments Remitted

Date	Subsidiary/Company	Description	Amount
9/17/2012	Kuehne+Nagel Logistics, NV	1st Weekly Cure Payment	10,000.00
9/25/2012	Kuehne+Nagel Logistics, NV	2nd Weekly Cure Payment	10,000.00
9/17/2012	Kuehne + Nagel, Inc.	1st Weekly Cure Payment	10,000.00
9/26/2012	Kuehne + Nagel, Inc.	2nd Weekly Cure Payment	10,000.00
			$ 40,000.00

	Total Other Payments		**$2,467,025.59**

MOR-7

EXHIBIT D - Other Reorganization Expenses September 2012			
Date	**Vendor**	**Description**	**Amount**
9/14/2012	GemCap Lending I, LLC	Loan Origination Fees	100,000.00
9/20/2012	GemCap Lending I, LLC	Reimbursement to GemCap for legal fees	25,396.05
			$ 125,396.05